EXHIBIT 99.1

ALY ENERGY SERVICES, INC.

18

ENERCOM® CONSULTING

AUGUST 2013

OTCBB: ALYE

ALY ENERGY
SERVICES, INC.

DISCLAIMERS
• During this presentation, and in response to your questions, certain items may be discussed which are not based entirely on historical facts. Any such items should be considered forward-looking statements. Any forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date. All such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from those anticipated. We have described the most significant of these risks and uncertainties in our reports filed with the Securities and Exchange
 Commission.
• This presentation may include certain non-GAAP financial information, which is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The non-
 GAAP financial measures may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.
• This presentation is presented solely for information purposes. This presentation is not an offer to sell, or a solicitation of an offer to buy, any securities.

ALY ENERGY
SERVICES, INC.
• ALYE is a high growth oilfield services company with equipment rentals and services driven by the fast growth of the horizontal drilling revolution focused in North American Shale Plays.
• ALYE offers a differentiated mix of innovative mud-on-demand tanks, supportive and ancillary equipment rentals surrounding the delivery of oil based mud to the drilling rig for a growing number of Oil & Gas Operators thru Master Service Agreements (MSAs).
• ALYE is focused on an internal growth objective of at least 20% growth in our equipment fleet, new equipment categories, new oil company customers, and geographic expansion.
• ALYE is looking for complementary acquisitions in high growth oil services niche markets.

• Founded by Micki Hidayatallah and incorporated in Delaware in July
 2012

• Completed its platform acquisition of Austin Chalk Petroleum
 Services Corp. (“ACPS”) in October 2012

• Shareholders executed a share exchange with the shareholders of a public company in May 2013

• Aly Energy Services, Inc. trades on the OTCBB under the symbol
 ALYE
ALY ENERGY
SERVICES, INC.

MANAGEMENT TEAM
• CEO and Chairman - Micki Hidayatallah
 – Former Founder, CEO and Chairman of the Board of Allis-Chalmers
 Energy Inc. from 2001-2011, a NYSE company, and sold to
 Seawell/Archer for $1.1billion
• COO and President - Mark C. Patterson
 – Over 33 years experience in the Oilfield Service Industry, joining Allis-
 Chalmers in 2007, serving as EVP and President of Rental Segment
• President of ACPS - Kurt Chew
 – Founder and former owner of ACPS; has manufactured and rented a variety of OFS equipment and provided products and services throughout multiple oil & gas markets for over 28 years.
• CFO - Alya Hidayatallah
 – Joined Team in January 2013 after serving as assistant CFO for Archer
 LTD., a publicly traded company traded on the Oslo Exchange

CURRENT SERVICE MARKET
TX RRC District	Total Rigs	Horizontal Rigs
1	159	152
2	87	79
3	52	21
4	32	15
5	11	6
6	28	25
7C	84	43
8	265	84
Totals	713	425
*Rig Data as of June 25, 2013

400bbl MUD CIRCULATING
TANKS
Differentiated and manufactured with
specifically designed jet lines for
maximum circulating capability.
98 innovative space saving upright
tanks designed for use on smaller
drilling pads; unique in the markets
we serve.

500bbl MUD CIRCULATING
TANKS
117 new state of the art tanks on
wheels specifically designed for
maximum circulating capability

SKIMMING SYSTEMS
CUSTOM DESIGN FOR
ENHANCED OIL
RECOVERY

MUD GAS SEPARATORS
21 gas busters in inventory
used in both drilling and
flow-back applications to
safely separate and flair
surface gas and H2S from
return drilling and
completion fluid

CONTAINMENTS & BERMS
New Service Offering

CLEAN-OUT SERVICES
New Service Offering

STRENGTHS OF PRODUCTS
AND SERVICE
•Manufacturing capability
•In House and onsite retrofitting and repair
•Highly mobile product offerings
•Full service offerings with roustabouts and equipment
•Experienced personnel

Estimated 1H13 Revenue by Product ($ in millions)
$0.3
3%
$1.9
21%
$2.5
27%
$2.2
24%
$0.8
9%
$1.4
16%
Containment (Incl. Stairs)
MCTs (400BBLs and 500BBLs)
Other
Service
Skimming System
Trucking

Aly Energy Services, Inc.

PRODUCT AND SERVICES
CONTRIBUTION

SAFETY AND
ENVIRONMENTAL
• Protect the health, safety and security of our people at all times thru dedicated and specified training and supervision

• Meet specified customer requirements and ensure continuous customer satisfaction

• Minimize our impact on the environment through pollution prevention and the reduction and recycling of waste

• Apply our technical skills to all HSE aspects in the design and engineering of our products and services

STRATEGIC FOCUS,
OUTLOOK AND
OBJECTIVES
• To provide our customers with the highest quality and most advanced equipment with Best in Class service in a safe
 environment at competitive prices

• To grow both organically and through acquisitions with:
 – Customer diversification
 – Geographic expansion
 – Asset inventory growth
 – Adding new products and services

WHAT HAS CHANGED IN
YEAR 1?
2012	2013
126 Mud circulating Tanks w/ large sub-rental associated costs	Added 110 Mud Circulating Tanks for a total of 236, and associated ancillary equipment, with a large reduction of sub-rental costs
Single service location serving the Eagle Ford Shale and Woodbine formations from Giddings, Texas	Added an additional service location in San Angelo, Texas serving the Cline Shale, Wolfberry and Wolfcamp formations
Over 25 different, but related, product and service offerings	Added 6 new product and service offerings
Small trucking service line	More than doubled our trucking capacity while greatly reducing our costs related to trucking services
31 Master Services Agreements	Added 9 MSAs with 12 more in process

11.4%
8.6%
48.6%
11.4%
20.0%
500 BBL MCTs
Winch Trucks
Fabricated Assets (1)
Containments (Incl. Liners)
Other

Aly Energy Services, Inc.

2013 PROJECTED CAPITAL
EXPENDITURES
(1) Includes 400 BBL MCTs, Skimming Systems, Driveovers, and Stairs
*Total 2013 Projected CapEx of approximately $8.8 million

BALANCE SHEET

Balance Sheet as of 03/31/13			
($ in millions)			
Cash	$0.9	Accounts Payable/Accrued Expenses	$2.5
Accounts Receivable	3.7	Related Party Payable	1.2
Other Current Assets	0.4	Long-Term Debt (Incl. Current Portion)	8.4
		Deferred Income Tax	6.4
PP&E, Net	17.1		
Intangibles, Net	4.5	Preferred Stock	3.9
Goodwill	8.7		
Deferred Financing Costs	0.5	Equity	13.3
Total Assets	**$35.8**	**Total Liabilities and Equity**	**$35.8**
Leverage Ratio (Net Debt/LTM EBITDA)		**1.09x**	
Debt/(Debt + Preferred + Equity)		**32.8%**	

Estimated Balance Sheet as of 06/30/13			
($ in millions)			
Cash	$0.2	Accounts Payable/Accrued Expenses	$2.3
Accounts Receivable	4.5	Related Party Payable	1.3
Other Current Assets	0.6	Long-Term Debt (Incl. Current Portion)	11.2
		Deferred Income Tax	6.7
PP&E, Net	20.0		
Intangibles, Net	4.4	Preferred Stock	4.0
Goodwill	8.7		
Deferred Financing Costs	0.6	Equity	13.5
Total Assets	**$39.0**	**Total Liabilities and Equity**	**$39.0**
Estimated Leverage Ratio (Net Debt/LTM EBITDA)		**1.76x**	
Debt/(Debt + Preferred + Equity)		**38.9%**	

Aly Energy Services, Inc.

2013 FINANCIAL HIGHLIGHTS
(Thru June 30, 2013)
•YTD Capital Expenditures of approximately $7mm
•Total assets of $39mm
•Leverage Ratio of approximately 1.76x
 • (Debt/LTM EBITDA)

•Debt (Debt + Equity) Ratio of approximately 39%

INVESTMENT HIGHLIGHTS
• Proven, Experienced Management Team
 – Aly Energy Services is led by two oilfield service veterans, each with over 20 years in the industry, that were critical in the expansion of
 Allis-Chalmers from a $5mm revenue company in 2001 to over
 $650mm in 2010

• Differentiated Product Offering with High Quality Services
 – a unique set of assets that have been specifically engineered to provide customers with superior performance and is a recognized leader in quality and services in its operating regions

INVESTMENT HIGHLIGHTS
• Geographically Located in High Growth Areas
 – A continuous eye on opportunities to expand service markets

• Favorable Industry Dynamics
 – We expect robust exploration and production spending for the foreseeable future, as global exploration and production capital expenditure is expected to increase from $261 billion to $420 billion from 2011 to 2017

• High Quality Customer Base and Demand
 – Additional equipment not currently in the fleet is continually requested by key customers